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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 25, 2005


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                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

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           Nebraska                    001-31924             84-0748903
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File Number)       Identification No.)

               121 South 13th Street
                     Suite 201
                 Lincoln, Nebraska                                   68508
      (Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code: (402) 458-2370

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     On May 25, 2005, Nelnet, Inc. (the "Company") consummated a previously announced offering of $275,000,000 aggregate principal amount of its 5.125% Senior Notes due 2010 (the "Notes").

     The Notes were issued under an indenture dated as of May 25, 2005 (the "Indenture") between the Company and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), as supplemented by resolutions setting forth the terms of the Notes (the "Authorizing Resolutions") approved by the Special Finance Committee of the Board of Directors of the Company.

     The Notes bear interest at the rate of 5.125% per year from May 25, 2005. Interest on the Notes is payable on June 1 and December 1 of each year, beginning on December 1, 2005. The Notes will mature on June 1, 2010. The Company may redeem the Notes in whole at any time or in part from time to time prior to maturity at a redemption price set forth in the Authorizing Resolutions.

     The Notes rank equally with all of the Company's future unsecured indebtedness and senior to any of the Company's future subordinated indebtedness. The Notes are structurally subordinate to all indebtedness and other liabilities of the Company's subsidiaries.

     The Notes were priced at a discount such that the public offering price of Notes was 99.802% of their face amount.

     The Indenture contains various covenants, including limitations on liens on the capital stock of National Education Loan Network, Inc., a wholly owned subsidiary of the Company, and limitations on consolidations, mergers, conveyances, transfers and sales or leases of all or substantially all of the Company's properties or assets as an entirety. These covenants are subject to important exceptions that are set forth in the Indenture.

     The Indenture contains customary default provisions, including nonpayment of principal of or premium, if any, and interest on the Notes; default in the performance, or breach, by the Company of any material covenant or warranty in the Indenture; and certain events of bankruptcy, insolvency and reorganization. Upon certain events of default, the Trustee or the holders of not less than 25% in principal amount of the outstanding securities may declare the principal amount of all of the securities and accrued interest on such securities to be due and payable immediately.

     A copy of each of the Indenture, the Authorizing Resolutions and the form of the Company's senior debt security is filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively. Each of these exhibits is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The disclosure contained and the exhibits identified in Item 1.01, "Entry into a Material Definitive Agreement," of this current report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
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          4.1  Indenture dated as of May 25, 2005 between the Nelnet, Inc. and
               Deutsche Bank Trust Company Americas.

          4.2 Special Finance Committee Resolutions Approving Offer and Sale of $275,000,000 5.125% Senior Notes due 2010.

          4.3  Form of Nelnet, Inc. Senior Debt Security.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NELNET, INC.
Dated:  May 26, 2005

                                   By:  /s/ Jeffrey R. Noordhoek
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                                        Name:   Jeffrey R. Noordhoek
                                        Title:  Executive Director and Capital
                                                  Markets Officer